Exhibit 10.1
Execution version

AMENDMENT TO THE
AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT
THIS AMENDMENT NO. 1 TO THE AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT, dated as of September 12, 2025 (this “Amendment”), is entered into by and among MERCADOLIBRE, INC. (the “Borrower”), as borrower, the guarantors party hereto (the “Guarantors”), the lenders referred to herein (the “Lenders”), and CITIBANK, N.A., as administrative agent for the Lenders (in such capacity, the “Administrative Agent”).
WHEREAS, the Borrower, the Guarantors, the Lenders, and the Administrative Agent entered into that certain Amended and Restated Revolving Credit Agreement, dated as of September 27, 2024 (as amended, amended and restated, supplemented or otherwise modified from time to time on or prior to the date hereof, the “Existing Credit Agreement,” and the Existing Credit Agreement as amended by this Amendment, the “Credit Agreement”).
WHEREAS, the Borrower, the Guarantors, the Lenders and the Administrative Agent wish to enter into this Amendment in order to, among others, increase the amount of Commitments set forth in the Existing Credit Agreement.
NOW THEREFORE, in consideration of the premises and the agreements, provisions and covenants set forth herein, the parties hereto agree as follows:
ARTICLE I
DEFINITIONS AND RULES OF CONSTRUCTION
Section 1.1Relation to Credit Agreement. This Amendment is entered into in accordance with Section 9.01 of the Existing Credit Agreement and constitutes an integral part of the Credit Agreement.
Section 1.2Definitions. Unless otherwise defined herein, terms defined in the Credit Agreement (as amended by this Amendment) are used herein as therein defined, and the rules of interpretation and other definitional provisions set forth in Section 1.02 of the Credit Agreement shall apply mutatis mutandis to this Amendment.
ARTICLE II
AMENDMENT TO CREDIT AGREEMENT
Section 2.1Amendments to Credit Agreement. Effective as of the Amendment No. 1 Effective Date (as defined below), the Existing Credit Agreement shall be amended as follows:
(a)Section 1.01 (Defined Terms) of the Credit Agreement is hereby amended by adding the defined terms listed below in alphabetical order.

“ “Amendment No. 1” means the AMENDMENT NO. 1 TO THE AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT, dated as of September 12, 2025, entered into by and among the Borrower, the several Guarantors party thereto, the several Lenders party thereto and the Administrative Agent.”
“ “Amendment No. 1 Effective Date” means the date on which the conditions precedent set forth in Section 4.1 of the Amendment No. 1 have been satisfied or waived in accordance with Section 9.01.”
“ “Incremental Commitment” has the meaning assigned to such term in Section 2.19.”
“ “Incremental Commitment Effective Date” has the meaning assigned to such term in Section 2.19.”
“ “Incremental Commitments Fee Letter” means the written agreement, dated as of September 12, 2025, between the Borrower and the Joint Lead Arrangers and Bookrunners.”
“ “Incremental Joinder Agreement” has the meaning assigned to such term in Section 2.19.”
“ “Incremental Lender” has the meaning assigned to such term in Section 2.19.”
(b)The following new Section 2.19 (Incremental Commitments) shall be added to Article II (Amount and Terms of Commitment) of the Credit Agreement:
“Section 2.19.    Incremental Commitments.

(a)    No later than the date that is 180 days after the Amendment No. 1 Effective Date, the Borrower may request additional Commitments in an aggregate principal amount of up to $30,000,000 (each such additional Commitment, an “Incremental Commitment”) by either (i) incorporating one or more additional lenders acceptable to the Borrower and the Majority Lenders, or (ii) agreeing with any existing Lenders an increase of its respective Commitments (each such existing Lender or other Person that agrees to provide an Incremental Commitment, an “Incremental Lender”); provided that, the Borrower shall make no more than a total of three requests in the aggregate for an Incremental Commitment under this Section. Notwithstanding anything herein to the contrary, (x) no Lender shall have any obligation to agree to provide an Incremental Commitment pursuant to this Section and any election to do so shall be in the sole discretion of such Lender, and (y) after giving effect to all Incremental Commitments, the sum of the unutilized Commitments plus the aggregate outstanding principal amount of Loans shall not exceed $800,000,000.
(b)    In order to effect such Incremental Commitment, the Borrower, the applicable Incremental Lender and the Administrative Agent (on behalf of the Lenders) (but no other Lenders or Persons) shall enter into one or more joinder agreements, each substantially in the form attached hereto as Exhibit H, pursuant to which the applicable Incremental Lender will provide the applicable Incremental Commitments (each such joinder agreement, an “Incremental Joinder Agreement”).

(c)    The obligations of any Incremental Lender under its Incremental Joinder Agreement and this Agreement, and the effectiveness of the related Incremental Commitment, shall be subject to the satisfaction of the Incremental Lenders or waiver thereof by each Incremental Lender of each of the following conditions precedent and the conditions set forth in the relevant Incremental Joinder Agreements (the date that each such conditions are satisfied or waived, the “Incremental Commitment Effective Date”):
(i)The Incremental Joinder Agreement. The Administrative Agent shall have received duly executed counterparts, of the Incremental Joinder Agreement, duly and validly executed and delivered by authorized officers of the Borrower, the Administrative Agent and the applicable Incremental Lenders.
(ii)Certificate as to Organizational Documents; Authorization. The Administrative Agent shall have received a certificate of the Borrower, executed by the secretary or any assistant secretary of its Board of Directors, substantially in the form of Exhibit D to the Credit Agreement dated as of the Incremental Commitment Effective Date, with respect to (i) the authority of the Borrower to execute, deliver, perform and observe the terms and conditions of the Incremental Joinder Agreement; (ii) the identity, authority and capacity (including specimen signatures) for each Person who, on behalf of the Borrower, signed the Incremental Joinder Agreement; and (iii) the Borrower’s valid existence under the laws of the State of Delaware.
(iii)No Default or Event of Default. No Default or Event of Default shall be continuing both before and immediately after giving effect to the Incremental Joinder Agreement.
(iv)Representations and Warranties. Each of the representations and warranties made by the Loan Parties in or pursuant to the Credit Agreement and each of the representations and warranties contained in any certificate furnished at any time by or on behalf of the Loan Parties pursuant to the Credit Agreement, shall be true and correct as of the Incremental Commitment Effective Date in all material respects (or in all respects to the extent already qualified as to materiality) as if made on and as of such date, except to the extent any of such representations and warranties expressly relate to an earlier date.
(d)    Effective as of the applicable Incremental Commitment Effective Date, subject to the terms and conditions set forth in this Section 2.19, each Incremental Commitment shall be treated as a Commitment hereunder (but not a separate facility hereunder) and, in each case, Annex I (Commitments) shall be updated accordingly by the Incremental Joinder Agreement to reflect such Incremental Commitment. The Administrative Agent shall record the information contained in the applicable Incremental Joinder Agreement(s) in the Register and each Incremental Lender providing such Incremental Commitment shall be, and have all the rights of, a Lender hereunder. The loans made by each Incremental Lender on the applicable Incremental Commitment Effective Date pursuant to this Section 2.19 shall be treated as Loans for all purposes of this Agreement.”

(c)Annex I (Commitments) of the Credit Agreement is amended and restated by replacing such annex in its entirety with the annex attached as Appendix A to this Amendment.
(d)The exhibits to the Credit Agreement are hereby amended to include Exhibit H (Form of Incremental Joinder Agreement) of the Credit Agreement, with such exhibit attached hereto as Appendix B to this Amendment.
ARTICLE III
REPRESENTATIONS AND WARRANTIES
Each of the Loan Parties represents and warrants to the Administrative Agent and the Lenders, as of the Amendment No. 1 Effective Date, that:
Section 3.1Representations and Warranties of the Credit Agreement. The representations and warranties set forth in Article III of the Credit Agreement and each of the representations and warranties contained in any certificate furnished at any time by or on behalf of the Loan Parties pursuant to the Credit Agreement, shall be true and correct in all material respects (or in all respects to the extent already qualified as to materiality) on and as of Amendment No. 1 Effective Date as if made on and as of such date, except (i) to the extent any of such representations and warranties expressly relate to an earlier date and (ii) that with regards to the representations and warranties included in Section 3.01 (Financial Statements) and Section 3.02 (No Change) of the Credit Agreement, references to “December 31, 2023” and “June 30, 2024” shall be replaced with “December 31, 2024” and “June 30, 2025”, respectively.
Section 3.2Authority; Enforceability. This Amendment and the Credit Agreement, as amended by this Amendment, are within each Loan Party’s corporate powers and this Amendment has been duly authorized by all necessary corporate and, if required, stockholder action. This Amendment has been duly executed and delivered by each Loan Party and this Amendment and the Credit Agreement, as amended by this Amendment, constitute a legal, valid and binding obligation of each Loan Party, enforceable in accordance with its terms, in each case except as enforceability may be limited by applicable bankruptcy, insolvency, quiebra, concurso mercantil, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).
Section 3.3Governmental Approvals; No Conflicts. The execution and delivery of this Amendment, and the performance of this Amendment and the Credit Agreement, as amended by this Amendment, (i) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except for those already obtained or made and currently in full force and effect, (ii) will not violate any applicable law or regulation or the Organizational Documents of any Loan Party, (iii) will not violate or result in a default under any order of any Governmental Authority, any indenture, agreement or other instrument binding upon any Loan Party or any of their assets, or give rise to a right thereunder to require any payment to be made by any Loan Party, in a manner that could reasonably be expected to have a Material Adverse Effect and (iv) will not result in the creation or imposition of any Lien on any asset of any Loan Party.

Section 3.4Absence of Defaults. Before and after giving effect to this Amendment on the Amendment No. 1 Effective Date, no Default or Event of Default has occurred and is continuing.
Section 3.5Legal Form. This Amendment and the Credit Agreement, as amended by this Amendment, are in proper legal form under the law of the jurisdiction of formation or incorporation of each Loan Party for the enforcement thereof against the relevant Loan Party and if this Amendment and the Credit Agreement, as amended by this Amendment, were stated to be governed by such law, they would constitute legal, valid and binding obligations of the applicable Loan Party under such law, enforceable in accordance with their terms. It is not necessary to ensure the legality, validity, enforceability or admissibility into evidence in the jurisdiction of formation or incorporation of each Loan Party of this Amendment, the Credit Agreement or the Promissory Notes, as applicable, that any thereof be filed, recorded or enrolled with any Governmental Authority, or that any such document be stamped with any stamp, registration or similar transaction tax, except that in order for this Amendment, the Credit Agreement or the Promissory Notes, as applicable, to be admissible in evidence in legal proceedings in a court in Mexico, Brazil, Colombia, Chile and Argentina such documents would have to be translated into the Spanish or Portuguese language, as applicable, by a court-approved translator and would have to be approved by such court after the defendant had been given an opportunity to be heard with respect to the accuracy of the translation, and proceedings would thereafter be based upon the translated documents.
ARTICLE IV
CONDITIONS TO EFFECTIVENESS

Section 4.1Conditions to Effectiveness. This Amendment shall become effective on the date on which each of the following conditions precedent are satisfied, as determined by the Lenders (the “Amendment No. 1 Effective Date”), unless waived in writing by the Lenders:
(a)the Administrative Agent shall have received counterparts of each of this Amendment and the Incremental Commitments Fee Letter duly executed and delivered by the parties hereto and thereto, respectively;
(b)no Default or Event of Default shall have occurred and be continuing or would result from the effectiveness of this Amendment and the consummation of the transactions contemplated hereby;
(c)the representations and warranties set forth in Article III of the Credit Agreement and each of the representations and warranties contained in any certificate furnished at any time by or on behalf of the Loan Parties pursuant to the Credit Agreement, shall be true and correct in all material respects (or in all respects to the extent already qualified as to materiality) on and as of Amendment No. 1 Effective Date as if made on and as of such date, except to the extent any of such representations and warranties expressly relate to an earlier date;
(d)the Administrative Agent shall have received a certificate of the Borrower, executed by the secretary or any assistant secretary of its Board of Directors, substantially in the form of Exhibit D to the Credit Agreement, dated as of the Amendment No. 1

Effective Date, with respect to (i) the authority of each Loan Party to execute, deliver, perform and observe the terms and conditions of this Amendment; (ii) the identity, authority and capacity (including specimen signatures) for each Person who, on behalf of each Loan Party, signed this Amendment; and (iii) each Loan Party’s valid existence under the laws of their respective jurisdiction; and
(e)all documented fees and expenses required to be paid to the Administrative Agent and the Lenders under the Incremental Commitments Fee Letter on or before the Amendment No. 1 Effective Date, and all documented attorney’s fees of the Administrative Agent and the Lenders in connection with this Amendment shall have been paid by the Borrower.
ARTICLE V
MISCELLANEOUS

Section 5.1Notices. All notices, requests and other communications to any party hereto shall be given or served in the manner contemplated in Section 9.02 of the Credit Agreement.
Section 5.2No Waiver; Status of Loan Documents. This Amendment shall not constitute an amendment, supplement or waiver of any provision of the Credit Agreement not expressly referred to herein and shall not be construed as an amendment, supplement, waiver or consent to any action on the part of any party hereto that would require an amendment, supplement, waiver or consent of the Lenders except as expressly stated herein. Except as expressly amended, supplemented or waived hereby, the provisions of the Credit Agreement are and shall remain in full force and effect. No failure or delay on the part of the Lenders in the exercise of any power, right or privilege hereunder or under any other Loan Document shall impair such power, right or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other power, right or privilege. All rights and remedies existing under this Amendment and the other Loan Documents are cumulative to, and not exclusive of, any rights or remedies available at equity or law. Nothing in this Amendment shall constitute a novation (novación) of the Loan Parties’ obligations under the Credit Agreement or any other Loan Document, which obligations continue in full force and effect as set forth in the Loan Documents and the Credit Agreement, as amended hereby.
Section 5.3Amendment. Once effective, this Amendment may not be amended, waived, discharged or terminated except pursuant to Section 9.01 of the Credit Agreement. This Amendment shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and the respective successors and permitted assigns of the parties hereto.
Section 5.4Headings. The section headings used in this Amendment are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.
Section 5.5Governing Law; Jurisdiction, Service of Process and Venue.
(a)THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND

CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
(b)Each of the undersigned hereto agrees that any dispute relating to this Amendment shall be determined in accordance with Section 9.14 of the Credit Agreement and the provisions of Sections 9.14 and 9.15, 9.16, and 9.18 of the Credit Agreement are incorporated herein by reference.
Section 5.6Counterparts. Section 9.08 of the Credit Agreement is incorporated herein by reference.
Section 5.7Agent Instruction. Each Lender party hereto (which Lenders constitute the Majority Lenders), through its execution of the Amendment, hereby instructs the Administrative Agent to execute and deliver this Amendment and perform its obligations hereunder.
Section 5.8Reaffirmation and Acknowledgement. Each Guarantor hereby acknowledges its receipt of a copy of this Amendment and its review of the terms and conditions hereof and consents to the terms and conditions of this Amendment and the transactions contemplated hereby. Each Borrower and each Guarantor hereby (a) reaffirms, ratifies and confirms its payment obligations, guarantees, pledges, grants of security interests and other undertakings under the Credit Agreement and the other Loan Documents to which it is a party; and (b) agrees and confirms that (i) each Loan Document to which it is a party or otherwise bound, shall continue to be in full force and effect and the payment and performance of all obligations (including as amended and reaffirmed pursuant to this Amendment) under each of the Loan Documents, (ii) no additional filings or recordings need to be made, and no other actions need to be taken, by such Person as a consequence of this Amendment, and (iii) all guarantees, pledges, grants and other undertakings under each of the Loan Documents shall continue to be in full force and effect, shall be valid and enforceable, shall not be impaired or limited by the execution or effectiveness of this Amendment or any of the transactions contemplated hereby.
Section 5.9Loan Documents. This Amendment shall be deemed to be a Loan Document, and the Incremental Commitments Fee Letter shall be deemed to be a Fee Letter.

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        IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed and delivered as of the day and year first above written.

BORROWER
MERCADOLIBRE, INC.
By:    _______________________________
Name:
Title:
By:    _______________________________
Name:
Title:

[Signature Page to Amendment No. 1]

GUARANTORS
EBAZAR.COM.BR LTDA.
By:    _______________________________
Name:
Title:
By:    _______________________________
Name:
Title:

[Signature Page to Amendment No. 1]

DEREMATE.COM DE MEXICO S. DE R.L. DE C.V.
By:    _______________________________
Name:
Title:
By:    _______________________________
Name:
Title:

[Signature Page to Amendment No. 1]

MPFS, S. DE R.L. DE C.V.

By:    _______________________________
Name:
Title:
By:    _______________________________
Name:
Title:

[Signature Page to Amendment No. 1]

MERCADOLIBRE COLOMBIA LTDA.
By:    _______________________________
Name:
Title:
By:    _______________________________
Name:
Title:

[Signature Page to Amendment No. 1]

MERCADO PAGO INSTITUIÇÃO DE PAGAMENTO LTDA
By:    _______________________________
Name:
Title:
By:    _______________________________
Name:
Title:

[Signature Page to Amendment No. 1]

MP AGREGADOR, S. DE R.L. DE C.V.
By:    _______________________________
Name:
Title:
By:    _______________________________
Name:
Title:

[Signature Page to Amendment No. 1]

MERCADOLIBRE CHILE LTDA.
By:    _______________________________
Name:
Title:
By:    _______________________________
Name:
Title:

[Signature Page to Amendment No. 1]

ADMINISTRATIVE AGENT
CITIBANK, N.A.
By:    _______________________________
Name:
Title:

[Signature Page to Amendment No. 1]

LENDERS
BANK OF AMERICA, N.A.
By:    _______________________________
Name:
Title:

[Signature Page to Amendment No. 1]

BNP PARIBAS
By:    _______________________________
Name:
Title:
By:    _______________________________
Name:
Title:

[Signature Page to Amendment No. 1]

CITIBANK, N.A.
By:    _______________________________
Name:
Title:
By:    _______________________________
Name:
Title:

[Signature Page to Amendment No. 1]

JPMORGAN CHASE BANK, N.A.
By:    _______________________________
Name:
Title:

[Signature Page to Amendment No. 1]

HSBC BANK USA, N.A.
By:    _______________________________
Name:
Title:
By:    _______________________________
Name:
Title:

[Signature Page to Amendment No. 1]

GOLDMAN SACHS BANK USA
By:    _______________________________
Name:
Title:
By:    _______________________________
Name:
Title:

[Signature Page to Amendment No. 1]

MORGAN STANLEY BANK, N.A.
By:    _______________________________
Name:
Title:
By:    _______________________________
Name:
Title:

[Signature Page to Amendment No. 1]

BANCO SANTANDER, S.A.
By:    _______________________________
Name:
Title:
By:    _______________________________
Name:
Title:

[Signature Page to Amendment No. 1]

Appendix A
Annex I
Commitments

Lender	Commitment
Bank of America, N.A.	$110,000,000
BNP Paribas	$110,000,000
Citibank, N.A.	$110,000,000
JPMorgan Chase Bank, N.A.	$110,000,000
Banco Santander S.A.	$90,000,000
HSBC Bank USA, N.A.	$90,000,000
Goldman Sachs Bank USA	$75,000,000
Morgan Stanley Bank, N.A.	$75,000,000
Total Allocations	$770,000,000

Appendix B
EXHIBIT H
Form of Incremental Joinder Agreement
This Incremental Joinder Agreement, dated as of ___________, 202[5] (this “Incremental Joinder Agreement”), hereby amends the Amended and Restated Revolving Credit Agreement, dated September 27, 2024 (as amended, restated or otherwise modified from time to time, the “Credit Agreement”), entered into by MERCADOLIBRE, INC. (the “Borrower”), the guarantors party thereto (the “Guarantors”), the lenders party thereto (the “Lenders”) and CITIBANK, N.A. (the “Administrative Agent”). Capitalized terms used but not otherwise defined herein shall have the respective meanings set forth in the Credit Agreement.
WHEREAS, the Borrower wishes to increase the aggregate amount of the Commitments available pursuant to the Credit Agreement in accordance with the terms thereof;
NOW THEREFORE, ___________________ (the “Incremental Lender”), the Borrower and the Administrative Agent hereby agree as follows:
SECTION 1.    Commitment and Loans. Subject to the terms and conditions hereof and of the Credit Agreement and relying upon the representations and warranties set forth in the Credit Agreement, the Incremental Lender agrees, severally and not jointly, to make Borrowings available to the Borrower, after the Incremental Commitment Effective Date, from time to time on any Borrowing Date, in Dollars, in the amount of its proportionate share of any such requested Borrowing, on a Business Day during the period from the Effective Date to the Maturity Date in an aggregate principal amount in accordance with Section 2.19(a) of the Credit Agreement (as amended hereby).
SECTION 2.    Amendments to Credit Agreement and Ancillary Documents.
(a)    Effective as of the date hereof, the Incremental Lender shall be a party to the Credit Agreement and have the rights and obligations of a Lender thereunder and shall be bound by the provisions thereof and each reference therein to “Lender” shall include the Incremental Lender.
(b)    Annex I of the Credit Agreement is hereby amended by replacing the original Annex I with Schedule A attached hereto.
SECTION 3.    Representations and Warranties. The Borrower represents and warrants to the Administrative Agent and the Incremental Lender that each of the representations and warranties made by the Loan Parties in or pursuant to the Credit Agreement and each of the representations and warranties contained in any certificate furnished at any time by or on behalf of the Loan Parties pursuant to the Credit Agreement, shall be true and correct in all material respects (or in all respects to the extent already qualified as to materiality) on and as of the date thereof as if made on and as of such date, except to the extent any of such representations and warranties expressly relate to an earlier date.
SECTION 4.    Conditions Precedent. The effectiveness of the Incremental Joinder Agreement is subject to the fulfillment to the satisfaction of the Administrative Agent and the Incremental Lender of (i) the conditions precedent set forth in Section 2.19(c) of the Credit Agreement, and the receipt by the Administrative Agent of the documents described in Section 2.19(c), each in form and substance satisfactory to the Administrative Agent and the Incremental Lender, and (ii) the payment by the Borrower of all fees, costs and expenses (including legal fees and expenses) agreed in writing to be paid by it to the Lenders pursuant to the Fee Letter to the extent due as required under this Agreement and the other Loan Documents.
SECTION 5. Amendment Limited. This Incremental Joinder Agreement is limited as specified herein and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement. The terms and conditions of the Credit Agreement, as amended by this Incremental Joinder Agreement, constitute the entire agreement and understanding of the parties hereto with respect to its subject matter and supersede all oral communications and prior writings with respect thereto.
SECTION 6.    Governing Law. This Incremental Joinder Agreement and the rights and obligations of the parties hereunder shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.
SECTION 7.    Loan Document. This Incremental Joinder Agreement shall be deemed to be a Loan Document.

* * * *

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IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Incremental Joinder Agreement to be duly executed and delivered as of the date first above written.

BORROWER
MERCADOLIBRE, INC.
By:    _______________________________
Name:
Title:
By:    _______________________________
Name:
Title:

ADMINISTRATIVE AGENT
CITIBANK, N.A.
By:    _______________________________
Name:
Title:

INCREMENTAL LENDERS
[●]
By:    _______________________________
Name:
Title: